LB Series Fund, Inc.

Supplement to Prospectus Dated April 30, 2003

Relating to

Value Portfolio

The paragraph under the heading "Value Portfolio" on page 32 of the Prospectus is deleted and replaced with the following paragraph:

The Value Portfolio is managed by a team of investment professionals from Thrivent Financial.

The date of this Supplement is June 3, 2003.

Please include this Supplement with your Prospectus.